UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 25, 2013

URS Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-7567	94-1381538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Montgomery Street, 26th Floor, San Francisco, California		94111-2728
(Address of Principal Executive Offices)		(Zip Code)

(415) 774-2700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

This Current Report on Form 8-K/A (this “Form 8-K/A”) of URS Corporation, a Delaware corporation (the “Company”), is being filed to amend the Current Report on Form 8-K (the “Form 8-K”) of the Company filed on April 17, 2013 to correct errors in the audited consolidated financial statements of the Company described below, and includes (1) the audited consolidated financial statements of the Company as of December 28, 2012 and December 30, 2011 and for the years ended December 28, 2012, December 30, 2011 and December 31, 2010 and (2) the independent registered public accounting firm’s report on the audited Financial Statements and the effectiveness of internal control over financial reporting.

The Financial Statements in this Form 8-K/A include a footnote (the “Guarantors Footnote”) in the Notes to the Consolidated Financial Statements that provides supplemental guarantor financial information pursuant to Rule 3-10 of Regulation S-X. The condensed consolidating financial information in the Guarantors Footnote is required as a result of the expected registration under the U.S. federal securities laws of certain senior notes issued by the Company and URS Fox US LP (“Fox LP”), a 100% owned subsidiary of the Company, that have been guaranteed by certain of the Company’s subsidiaries. The Guarantors Footnote includes condensed consolidating financial information for the parent company, Fox LP, the subsidiary guarantors on a combined basis and the non-guarantor subsidiaries on a combined basis.

Subsequent to the filing of the Form 8-K on April 17, 2013 and during the preparation of the Quarterly Report on Form 10-Q (the “Form 10-Q”) for the period ended March 29, 2013, the following errors were discovered which impacted the condensed consolidating financial information contained in the Form 8-K:

•	An adjustment relating to intercompany receivables and intercompany payables that impacted the condensed consolidating financial information as of and for the fiscal year ended December 28, 2012.

•

Misclassifications of intercompany accounts receivable/payable activities and intercompany notes between short-term and long-term that impacted the condensed consolidating financial information as of and for the year ended December 28, 2012.

The above errors were corrected and disclosed under Note 17, “Condensed Consolidating Financial Information” in our Form 10-Q for the period ended March 29, 2013.

During the preparation of this Form 8-K/A, we determined that the adjustment relating to intercompany receivable and intercompany payables discussed above also impacted the prior periods. In addition, we discovered the following additional errors that impacted the condensed consolidating financial information contained in the Form 8-K and our Form 10-Q for the period ended March 29, 2013.

•

A misclassification of an elimination entry that should have been recorded within the non-guarantor column instead of the cross-elimination column, which impacted the condensed consolidating financial information as of and for the fiscal year ended December 28, 2012.

•

Misclassification related to the netting of interest income and interest expense for all periods. The net amount of interest income and interest expense also included intercompany royalties and general and administrative charges that should have been classified separately within operating income.

•

An adjustment recorded in the fiscal year ended December 31, 2010 relating to the reversal of intercompany interest charges between a guarantor entity and a non-guarantor entity that should have been recorded in the fiscal year ended January 1, 2010.

We assessed the materiality of all of these errors in accordance with the SEC’s Staff Accounting Bulletin 99 and concluded that the previously issued consolidated financial statements were not materially misstated. In accordance with the SEC’s Staff Accounting Bulletin 108, we have corrected these immaterial errors by revising the previously issued condensed consolidating financial information included in Note 18, “Condensed Consolidating Financial Information.”

Accordingly, the audited condensed consolidating financial information as of and for the years ended December 28, 2012, December 30, 2011 and December 31, 2010 have been revised. The impact of the immaterial errors described above for these three fiscal years are presented in Note 18, “Condensed Consolidating Financial Information” of this report. In addition, the impact of the errors on the condensed consolidating financial information, as of and for the quarters ended March 28, 2013 and March 30, 2012 have been disclosed in this Form 8K/A. These revisions will be presented prospectively in future filings.

The revisions and related impacts to the Condensed Consolidating Balance Sheet as of March 29, 2013 and the Condensed Consolidating Statements of Operations for the quarter ended March 29, 2013 and March 30, 2012 are presented below. There was no impact on the Condensed Consolidating Statements of Cash Flows for the quarter ended March 29, 2013 and March 30, 2012 arising from the immaterial errors:

Condensed Consolidating Balance Sheet Data:
	As of March 29, 2013
(in millions)	Issuer Parent	Issuer Fox LP	Guarantors	Non- Guarantors	Eliminations	Consolidated
As Reported
Investments in and advances to subsidiaries and unconsolidated joint ventures	$5,435.5	$28.4	$1,746.0	$256.3	$(7,194.0)	$272.2
Other long-term assets	$21.5	$—	$337.0	$81.6	$(4.7)	$435.4
Total assets	$7,335.8	$53.5	$9,904.5	$5,639.9	$(14,309.7)	$8,624.0

URS stockholders’ equity	$3,616.6	$11.2	$5,435.5	$1,737.2	$(7,183.9)	$3,616.6
Total stockholders’ equity	$3,037.0	$(669.6)	$4,842.7	$1,842.7	$(5,296.0)	$3,756.8
Total liabilities and stockholders’ equity	$7,335.8	$53.5	$9,904.5	$5,639.9	$(14,309.7)	$8,624.0

Adjustments
Investments in and advances to subsidiaries and unconsolidated joint ventures	$(0.1)	$—	$(0.1)	$(28.4)	$28.6	$—
Other long-term assets	$0.1	$—	$—	$(0.1)	$—	$—
Total assets	$—	$—	$(0.1)	$(28.5)	$28.6	$—

URS stockholders’ equity	$—	$—	$(0.1)	$(28.5)	$28.6	$—
Total stockholders’ equity	$—	$—	$(0.1)	$(28.5)	$28.6	$—
Total liabilities and stockholders’ equity	$—	$—	$(0.1)	$(28.5)	$28.6	$—

As Revised
Investments in and advances to subsidiaries and unconsolidated joint ventures	$5,435.4	$28.4	$1,745.9	$227.9	$(7,165.4)	$272.2
Other long-term assets	$21.6	$—	$337.0	$81.5	$(4.7)	$435.4
Total assets	$7,335.8	$53.5	$9,904.4	$5,611.4	$(14,281.1)	$8,624.0

URS stockholders’ equity	$3,616.6	$11.2	$5,435.4	$1,708.7	$(7,155.3)	$3,616.6
Total stockholders’ equity	$3,037.0	$(669.6)	$4,842.6	$1,814.2	$(5,267.4)	$3,756.8
Total liabilities and stockholders’ equity	$7,335.8	$53.5	$9,904.4	$5,611.4	$(14,281.1)	$8,624.0

Condensed Consolidating Statement of Operations Data:
	Three Months Ended March 29, 2013
(in millions)	Parent	Guarantor	Guarantors	Guarantors	Eliminations	Consolidated
As Reported
Equity in income (loss) in subsidiaries	65.9	7.7	6.3	3.2	(83.1)	—
Intercompany royalty and general and administrative charges	—	—	—	—	—	—
Operating income (loss)	43.7	7.7	131.6	52.7	(83.1)	152.6
Interest expense	31.8	(7.2)	(26.9)	(18.8)	—	(21.1)
Intercompany interest income	—	—	—	—	—	—
Intercompany interest expense	—	—	—	—	—	—
Income (loss) before income taxes	75.5	0.5	104.7	31.4	(83.1)	129.0
Net income (loss) including noncontrolling interests	71.9	3.2	65.9	28.9	(83.1)	86.8
Net income (loss) attributable to URS	71.9	3.2	65.9	14.0	(83.1)	71.9
Comprehensive income (loss) attributable to URS	39.5	3.2	36.3	(23.4)	(16.1)	39.5

Adjustments
Equity in income (loss) in subsidiaries	—	—	—	(7.7)	7.7	—
Intercompany royalty and general and administrative charges	37.4	—	(33.0)	(4.4)	—	—
Operating income (loss)	37.4	—	(33.0)	(12.1)	7.7	—
Interest expense	(39.7)	(0.9)	26.5	14.1	—	—
Intercompany interest income	2.6	0.9	9.0	0.3	(12.8)	—
Intercompany interest expense	(0.3)	—	(2.5)	(10.0)	12.8	—
Income (loss) before income taxes	—	—	—	(7.7)	7.7	—
Net income (loss) including noncontrolling interests	—	—	—	(7.7)	7.7	—
Net income (loss) attributable to URS	—	—	—	(7.7)	7.7	—
Comprehensive income (loss) attributable to URS	—	—	—	(7.7)	7.7	—

As Revised
Equity in income (loss) in subsidiaries	65.9	7.7	6.3	(4.5)	(75.4)	—
Intercompany royalty and general and administrative charges	37.4	—	(33.0)	(4.4)	—	—
Operating income (loss)	81.1	7.7	98.6	40.6	(75.4)	152.6
Interest expense	(7.9)	(8.1)	(0.4)	(4.7)	—	(21.1)
Intercompany interest income	2.6	0.9	9.0	0.3	(12.8)	—
Intercompany interest expense	(0.3)	—	(2.5)	(10.0)	12.8	—
Income (loss) before income taxes	75.5	0.5	104.7	23.7	(75.4)	129.0
Net income (loss) including noncontrolling interests	71.9	3.2	65.9	21.2	(75.4)	86.8
Net income (loss) attributable to URS	71.9	3.2	65.9	6.3	(75.4)	71.9
Comprehensive income (loss) attributable to URS	39.5	3.2	36.3	(31.1)	(8.4)	39.5

Condensed Consolidating Statement of Operations Data:
	Three Months Ended March 30, 2012
(in millions)	Parent	Guarantor	Guarantors	Guarantors	Eliminations	Consolidated
As Reported
Equity in income (loss) in subsidiaries	76.9	—	30.2	—	(107.1)	—
Intercompany royalty and general and administrative charges	—	—	—	—	—	—
Operating income (loss)	50.9	—	153.6	64.0	(107.1)	161.4
Interest expense	28.6	—	(35.1)	(3.3)	—	(9.8)
Intercompany interest income	—	—	—	—	—	—
Intercompany interest expense	—	—	—	—	—	—
Income (loss) before income taxes	82.0	—	118.5	60.7	(107.1)	154.1
Net income (loss) including noncontrolling interests	79.7	—	76.9	56.0	(107.1)	105.5
Net income (loss) attributable to URS	79.7	—	76.9	30.2	(107.1)	79.7
Comprehensive income (loss) attributable to URS	101.2	—	100.6	55.3	(155.9)	101.2

Adjustments
Equity in income (loss) in subsidiaries	—	—	—	—	—	—
Intercompany royalty and general and administrative charges	37.8	—	(34.4)	(3.4)	—	—
Operating income (loss)	37.8	—	(34.4)	(3.4)	—	—
Interest expense	(37.9)	—	34.8	3.1	—	—
Intercompany interest income	0.6	—	0.5	1.3	(2.4)	—
Intercompany interest expense	(0.5)	—	(0.9)	(1.0)	2.4	—
Income (loss) before income taxes	—	—	—	—	—	—
Net income (loss) including noncontrolling interests	—	—	—	—	—	—
Net income (loss) attributable to URS	—	—	—	—	—	—
Comprehensive income (loss) attributable to URS	—	—	—	—	—	—

As Revised
Equity in income (loss) in subsidiaries	76.9	—	30.2	—	(107.1)	—
Intercompany royalty and general and administrative charges	37.8	—	(34.4)	(3.4)	—	—
Operating income (loss)	88.7	—	119.2	60.6	(107.1)	161.4
Interest expense	(9.3)	—	(0.3)	(0.2)	—	(9.8)
Intercompany interest income	0.6	—	0.5	1.3	(2.4)	—
Intercompany interest expense	(0.5)	—	(0.9)	(1.0)	2.4	—
Income (loss) before income taxes	82.0	—	118.5	60.7	(107.1)	154.1
Net income (loss) including noncontrolling interests	79.7	—	76.9	56.0	(107.1)	105.5
Net income (loss) attributable to URS	79.7	—	76.9	30.2	(107.1)	79.7
Comprehensive income (loss) attributable to URS	101.2	—	100.6	55.3	(155.9)	101.2

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

99.1	Report of PricewaterhouseCoopers LLP, independent registered public accounting firm, and audited consolidated financial statements as of December 28, 2012 and December 30, 2011 and for the years ended December 28, 2012, December 30, 2011 and December 31, 2010.

101.INS*	XBRL Instance Document.

101.SCH*	XBRL Taxonomy Extension Schema Document.

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document.

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document.

*	Pursuant to Rule 406T of Regulation S-T, these interactive data files i) are not deemed filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, are not deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, irrespective of any general incorporation language included in any such filings, and otherwise are not subject to liability under these sections; and ii) are deemed to have complied with Rule 405 of Regulation S-T (“Rule 405”) and are not subject to liability under the anti-fraud provisions of the Section 17(a)(1) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 or under any other liability provision if we have made a good faith attempt to comply with Rule 405 and, after we become aware that the interactive data files fail to comply with Rule 405, we promptly amend the interactive data files.

SIGNATURE

According to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on June 25, 2013.

URS CORPORATION a Delaware corporation

By:	/s/ Reed N. Brimhall
Reed N. Brimhall
Vice President and Chief Accounting Officer

Exhibit Index

Exhibit No.	Exhibit

23.1	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

99.1	Report of PricewaterhouseCoopers LLP, independent registered public accounting firm, and audited consolidated financial statements as of December 28, 2012 and December 30, 2011 and for the years ended December 28, 2012, December 30, 2011 and December 31, 2010.

101.INS*	XBRL Instance Document.

101.SCH*	XBRL Taxonomy Extension Schema Document.

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document.

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document.

*	Pursuant to Rule 406T of Regulation S-T, these interactive data files i) are not deemed filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, are not deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, irrespective of any general incorporation language included in any such filings, and otherwise are not subject to liability under these sections; and ii) are deemed to have complied with Rule 405 of Regulation S-T (“Rule 405”) and are not subject to liability under the anti-fraud provisions of the Section 17(a)(1) of the Securities Act of 1933, Section 10(b) of the Securities Exchange Act of 1934 or under any other liability provision if we have made a good faith attempt to comply with Rule 405 and, after we become aware that the interactive data files fail to comply with Rule 405, we promptly amend the interactive data files.